UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 6, 2008
Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 408-451-9400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On August 6, 2008, Bell Microproducts Limited, a subsidiary of Bell Microproducts Inc., executed a letter agreement with Bank of America, N.A. as Agent for the Syndicated Credit Agreement dated December 2, 2002, as amended and restated effective May 21, 2008. Pursuant to the letter agreement, the lenders agreed to extend the time for the delivery of audited consolidated financial statements of Bell Microproducts Limited to December 31, 2008 for the 2006 fiscal year, and to June 30, 2009 for the 2007 fiscal year.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:
Exhibit 10.1 — Letter Agreement executed August 6, 2008, by and among Bell Microproducts Limited and Bank of America, N.A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
August 11, 2008	By:	/s/ Andrew S. Hughes
		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement executed August 6, 2008, by and among Bell Microproducts Limited and Bank of America, N.A.